AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 23, 2000
                                               REGISTRATION NO. 333-____________

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
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                            COMFORT SYSTEMS USA, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                           76-0526487
  (STATE OF JURISDICTION OF                                 (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                             IDENTIFICATION NO.)

                        777 POST OAK BOULEVARD, SUITE 500
                              HOUSTON, TEXAS 77056
                                 (713) 830-9600
                   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
                   NUMBER, INCLUDING AREA CODE, OF REGISTRANTS
                          PRINCIPAL EXECUTIVE OFFICES)

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                        1998 EMPLOYEE STOCK PURCHASE PLAN

                            (FULL TITLE OF THE PLAN)

                               ------------------

                                WILLIAM F. MURDY
                             CHIEF EXECUTIVE OFFICER
                            COMFORT SYSTEMS USA, INC.
                        777 POST OAK BOULEVARD, SUITE 500
                              HOUSTON, TEXAS 77056
                                 (713) 830-9600
                               FAX: (713) 830-9696
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ------------------

                                    COPY TO:
                              WILLIAM GEORGE, ESQ.
                                 GENERAL COUNSEL
                            COMFORT SYSTEMS USA, INC.
                        777 POST OAK BOULEVARD, SUITE 500
                              HOUSTON, TEXAS 77056
                                 (713) 830-9600
                               FAX: (713) 830-9696

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
                                                   AMOUNT           MAXIMUM             PROPOSED        AMOUNT OF
              TITLE OF                              TO BE        OFFERING PRICE    MAXIMUM AGGREGATE   REGISTRATION
    SECURITIES TO BE REGISTERED                 REGISTERED (1)     PER UNIT (2)       OFFERING PRICE       FEE
-------------------------------------------------------------------------------------------------------------------
Common Stock (par value $0.01 per share)(1)       600,000            $4.13            $2,478,000         $654.19
-------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(a), this Registration Statement also registers such indeterminate number of additional shares of Common Stock issuable in connection with stock splits, share dividends or similar transactions.

(2) Estimated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee based on the average of the high and low sales prices for the Common Stock as reported by the New York Stock Exchange on August 18, 2000.

                              EXPLANATION STATEMENT

      This registration statement is being filed to register additional securities for issuance under the 1998 Employee Stock Purchase Plan pursuant to General Instruction E of Form S-8. The contents of the Registrant's registration statement on Form S-8, file no. 333-38011, and each of the documents incorporated or deemed to be incorporated by reference thereby, are hereby incorporated herein by reference.

EXHIBITS

4.1*  Amendment to 1998 Employee Stock Purchase Plan

5.1*  Opinion of William George, General Counsel, Comfort Systems USA, Inc.

23.1* Consent of Arthur Andersen LLP

23.2* Consent of William George (included in Exhibit 5.1)

24.1* Powers of Attorney (included on the signature page of this Registration
      Statement)


* Filed herewith

                                   SIGNATURES

      In accordance with the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-8 and has duly authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of Houston, State of Texas on August 18, 2000.

                                    COMFORT SYSTEMS USA, INC.


                                    By:/s/ WILLIAM F. MURDY,
                                           William F. Murdy,
                                           CHIEF EXECUTIVE OFFICER

      We, the undersigned directors and officers of Comfort Systems USA, Inc., constitute and appoint William F. Murdy or William George, III , or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or either of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of this Registration Statement, including specifically without limitation, power and authority to sign for any of us, in our names in the capacities indicated below, any and all amendments hereto; and we do each hereby ratify and confirm all that the said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                   TITLE                        DATE
             ---------                   -----                        ----

/s/ WILLIAM F. MURDY             Chairman of the Board and       August 18, 2000
    William F. Murdy              Chief Executive Officer

/s/ J. GORDON BEITTENMILLER        Senior Vice President,        August 18, 2000
    J. Gordon Beittenmiller       Chief Financial Officer
                                        and Director
                                 (principal accounting and
                                    financial officer)

             SIGNATURE                   TITLE                        DATE
             ---------                   -----                        ----

/s/ GARY E. HESS               Executive Vice President,         August 18, 2000
    Gary E. Hess               Chief Operating Officer
                                     and Director

/s/ ALFRED J. GIARDENELLI, JR.          Director                 August 18, 2000
    Alfred J. Giardenelli, Jr.

/s/ STEVEN S. HARTER                    Director                 August 18, 2000
    Steven S. Harter

/s/ JOHN MERCADANTE, JR.                Director                 August 18, 2000
    John Mercadante, Jr.

/s/ ROBERT J. POWERS                    Director                 August 18, 2000
    Robert J. Powers

/s/ DIANE D. SANDERS                    Director                 August 18, 2000
    Diane D. Sanders

/s/ MARK P. SHAMBAUGH                   Director                 August 18, 2000
    Mark P. Shambaugh

                                  EXHIBIT INDEX

4.1*  Amendment to 1998 Employee Stock Purchase Plan

5.1*  Opinion of William George, General Counsel, Comfort Systems USA, Inc.

23.1* Consent of Arthur Andersen LLP

23.2* Consent of William George (included in Exhibit 5.1)

24.1* Powers of Attorney (included on the signature page hereto of this registration statement).

* Filed herewith